[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) LIMITED
                     MATURITY FUND

                     ANNUAL REPORT o APRIL 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended
March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
     James J. Calmas

For the 12 months ended April 30, 2002, Class A shares of the fund provided a total return of 5.52%, Class B shares 4.73%, Class C shares 4.64%, and Class I shares 5.70%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 6.57% return for the fund's benchmark, the Lehman Brothers One- to Three-Year Government/Credit Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. government securities and publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated U.S. and foreign corporate debentures and secured notes that have at least one year to final maturity regardless of call features. During the same period, the average short-term investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.04%.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR SHORT- AND INTERMEDIATE-TERM BONDS DURING THE FUND'S FISCAL YEAR?

A. During the first half of the period, short- and intermediate-term bonds benefited from the uncertainty revolving around economic weakness and the events of September 11. Short- and intermediate-term bonds generally produced strong returns as bond yields declined. During 2001, the Federal Reserve Board (the Fed) lowered the fed funds target rate by 4.75%, bringing it to 1.75%. During the second half of the fund's fiscal year, however, rates rose as it became clearer that the economy would not wallow in a prolonged recession. First quarter growth in gross domestic product
    (GDP) came in at an annual rate of 5.6%, reflecting a strengthening economy. At the same time, parts of the corporate bond sector suffered from concerns about the strength of future profit growth. The Fed held rates steady at the same time that it moved from a bias toward lowering rates to a more neutral stance.

Q.  HOW DID YOU STRUCTURE THE PORTFOLIO AS THE PERIOD UNFOLDED?

A. We continued to add to the fund's corporate bond weightings, finding the sector to be particularly attractive and believing that the additional yield corporate bonds offered would help performance. At the end of the period, the fund had a weighting of about 60% in corporate bonds with an average credit quality of "A+." To compare, the Lehman Index contained about 25% corporate issues. The fund's largest exposure in the corporate arena was in the bank and finance areas, as well as in utilities. The banks, in particular, were attractive to us because they held strong capital bases and high credit standards, which we felt insulated them from some of the problems that hurt the overall corporate market. We looked for banks that offered strong liquidity and that were not reliant on the bond market for further financing. Other qualities we looked for were reliable cash flow, high credit quality, and strong balance sheets.

    Other sectors that attracted our attention were autos, where we felt we were paid well to take on any risk inherent in investing in these well-run companies. We tended to downplay more cyclical areas, although the fund did have some exposure to paper and forest products. Overall, we looked for high credit quality and shorter maturities.

Q. WHAT WERE SOME OF THE INVESTMENTS THAT PROVED TO BE POSITIVE CONTRIBUTORS TO PERFORMANCE?

A. Our holdings in banks offered strong performance, as did the fund's holdings in consumer-related sectors. Investors gravitated toward these bonds, finding their prospects more predictable amid considerable uncertainty. In addition, while corporate spending has been weak for more than a year, the consumer has held up fairly well. Among the bonds that performed well were Tyson, the poultry company, as well as Wyeth, formerly known as American Home Products. In addition, both General Motors and Ford proved to be more resilient than expected, proving that their sales would hold up until more solid evidence of an economic turnaround emerged.

Q.  WHAT AREAS ENCOUNTERED DIFFICULTIES?

A. Telecommunications was the hardest hit part of the bond market and the portfolio. This sector continued to struggle in the face of degradation in long distance, a slowdown in data transmission business, accounting concerns brought on by the Enron debacle, and a more difficult regulatory environment. All of these factors contributed to volatility in the sector, as did the fact that many of the companies carried significant debt. Among the holdings that declined in this area were WorldCom, Sprint, and France Telecom. We maintained our investments in these companies because we felt they had sufficient liquidity to withstand these short-term difficulties. Other telecom investments included AT&T Wireless and BellSouth, which offered steady cash flows. AOL Time Warner also struggled due to concerns related to doubts about growth in the company's Internet business, but we retained the position due to our long-term faith in the company's prospects.

Q.  HOW DID YOU INVEST THE FUND BEYOND CORPORATES?

A. The fund carried an approximate 20% weighting in asset-backed securities -- bonds backed by credit card or home equity loan payments. We felt these bonds offered attractive yields, very little volatility, and high credit quality. We also invested about 5% in mortgage-backed securities, which proved to be beneficial to performance. There, our investments were focused in 15-year mortgages issued by Fannie Mae. In spite of rising interest rates, these bonds offered high quality and muted volatility. High-quality dollar-denominated non-U.S. government bonds also comprised about 6% of the portfolio, including holdings issued in Canadian provinces and by other non-U.S. governmental entities.

Q.  WHAT IS YOUR OUTLOOK?

A. We believe the Fed will start to raise short-term interest rates by the end of the third quarter, provided that economic growth continues its upward trend. For the time being, however, the Fed seems willing to accommodate stronger growth to ensure that we emerge from recession. When rates rise, we believe they will do so gradually. The yield differential between money market rates on the one hand and two-to five-year Treasuries on the other is currently wide by historical standards. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998.

   HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS
                            BELIEVED TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. THE FUND ALSO SEEKS TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    FEBRUARY 26, 1992

  CLASS INCEPTION:          CLASS A  FEBRUARY 26, 1992
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  JULY 1, 1994
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $488.2 MILLION NET ASSETS AS OF APRIL 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, February 26, 1992, through April 30, 2002. Index information is from March 1, 1992.)

                          MFS Limited         Lehman Brothers
                        Maturity Fund -     One- to Three Year
                           Class A        Government/Credit Index
            "5/92"        $ 9,750                 $10,000
            "5/94"         10,815                  11,007
            "5/96"         12,334                  12,452
            "5/98"         13,833                  14,165
            "5/00"         14,813                  15,556
            "5/02"         17,128                  18,240

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A
                                                                1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +5.52%      +18.76%      +31.21%      +75.67%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +5.52%      + 5.90%      + 5.58%      + 5.80%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +2.89%      + 5.01%      + 5.05%      + 5.53%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                                1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +4.73%      +15.93%      +25.95%      +63.46%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +4.73%      + 5.05%      + 4.72%      + 5.04%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +0.74%      + 4.14%      + 4.40%      + 5.04%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                                1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                  +4.64%      +15.79%      +25.44%      +64.04%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge              +4.64%      + 5.01%      + 4.64%      + 5.07%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge              +3.64%      + 5.01%      + 4.64%      + 5.07%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                                1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                       +5.70%      +19.35%      +31.90%      +76.67%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)                   +5.70%      + 6.07%      + 5.69%      + 5.86%
-------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Average short-term investment-grade debt fund+                  +5.04%      + 5.72%      + 5.82%      + 5.69%
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Lehman Brothers One- to Three-Year
  Government/Credit Index#                                      +6.57%      + 6.69%      + 6.65%      + 6.19%
-------------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

PORTFOLIO STRUCTURE


                High Grade Corporates               58.6%
                Asset Backed                        20.5%
                International                        6.2%
                Cash                                 6.1%
                Mortgage Backed                      5.9%
                Government Agency                    1.3%
                Emerging Markets                     1.3%
                U.S. Treasuries                      0.1%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2002

Bonds - 96.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 81.4%
  Advertising & Broadcasting - 0.9%
    Clear Channel Communications, 7.25s, 2003                           $ 2,545             $  2,614,198
    Clear Channel Communications, 7.875s, 2005                            1,860                1,936,000
                                                                                            ------------
                                                                                            $  4,550,198
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.7%
    Northrop Grumman Corp., 7s, 2006                                    $ 3,385             $  3,523,514
--------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Delta Air Lines, Inc., 7.379s, 2010                                 $   925             $    957,483
--------------------------------------------------------------------------------------------------------
  Automotive - 1.3%
    DaimlerChrysler NA Holding Corp., 7.125s, 2003                      $ 1,920             $  1,981,287
    Ford Capital B.V., 9.875s, 2002                                       1,800                1,802,574
    TRW, Inc., 6.625s, 2004                                               2,285                2,338,647
                                                                                            ------------
                                                                                            $  6,122,508
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.0%
    Associates Corp. North America, 5.8s, 2004                          $ 2,710             $  2,816,503
    Bank of America Corp., 9.2s, 2003                                     1,240                1,317,800
    Commercial Credit Co., 7.875s, 2004                                   3,189                3,453,432
    Dime Bancorp, Inc., 9s, 2002                                          4,550                4,714,756
    FleetBoston Financial Corp., 7.25s, 2005                              3,344                3,585,537
    FleetBoston Financial Corp., 4.875s, 2006                               900                  885,363
    NationsBank-Texax, 9.5s, 2004                                         1,500                1,663,920
    Summit Bancorp, 8.625s, 2002                                            935                  969,642
    Wells Fargo Bank, 7.2s, 2003                                          1,987                2,065,307
    Wells Fargo Bank, 7.8s, 2010                                          2,543                2,717,450
                                                                                            ------------
                                                                                            $ 24,189,710
--------------------------------------------------------------------------------------------------------
  Brokerage - 3.0%
    Credit Suisse First Boston, 5.875s, 2006                            $ 3,840             $  3,885,197
    Lehman Brothers Holdings, Inc., 6.25s, 2003                           5,057                5,198,899
    Morgan Stanley Dean Witter, 7.125s, 2003                              4,331                4,465,824
    Morgan Stanley Dean Witter, 5.8s, 2007                                1,235                1,244,942
                                                                                            ------------
                                                                                            $ 14,794,862
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Dow Chemical Co., 5.25s, 2004                                       $ 2,250             $  2,274,075
--------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.4%
    Cendant Corp., 6.875s, 2006                                         $ 2,095             $  2,065,209
--------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 20.1%
    AmeriCredit Automobile Receivable Trust, 5.37s, 2008                $ 2,900             $  2,980,471
    Banamex Credit Card Merchant Voucher, 6.25s, 2003#                    2,874                2,894,970
    Banc of America Large Loan, Inc., 5s, 2005                            1,725                1,708,289
    California Infrastructure, 6.19s, 2005                                3,040                3,111,926
    Capital One Auto Finance Trust, 4.79s, 2009                           3,480                3,509,493
    Centex Home Equity, 5.93s, 2025                                       1,500                1,542,004
    Certificates Funding Corp., 6.716s, 2004                              3,152                3,319,592
    CIT Group Home Equity Loan Trust, 4.57s, 2023                         2,475                2,495,998
    Citibank Credit Card Issuance Trust, 6.65s, 2008                      1,725                1,804,728
    CNH Equipment Test, 2.11s, 2006                                       6,605                6,632,281
    Commerce 2000, 3.14s, 2011#                                           1,460                1,458,631
    Commerce 2000, 2.62s, 2012                                              865                  857,431
    Commercial Mortgage Acceptance Corp., 5.8s, 2030                        158                  162,051
    Continental Airlines, Inc., 1s, 2011                                  2,500                2,508,691
    DaimlerChrysler Auto Trust, 4.21s, 2005                               4,145                4,206,587
    Discover Card Master Trust I, 5.85s, 2006                             2,124                2,183,727
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest Only)           28,200                  671,600
    Fleet Credit Card Master Trust II, 2.08s, 2007                        1,305                1,309,476
    Ford Credit Auto Owner Trust, 6.42s, 2003                             2,989                3,056,252
    GE Capital Mortgage Services, Inc., 6.035s, 2020                      1,346                1,350,852
    General Motors Acceptance Corp., 3.898s, 2013                           961                  964,019
    GMAC Commercial Mortgage Security, Inc., 2.66s, 2012                  1,430                1,305,876
    Green Tree Financial Corp., 6.91s, 2028                                 329                  331,407
    Greenpoint Manufactured Housing, 6.26s, 2015                          2,058                2,093,340
    GS Mortgage Securities Corp. II, 6.06s, 2030                          2,541                2,616,306
    Holmes Financing PLC, 2.17s, 2015                                     1,000                1,001,310
    Household Private Label Credit Card Master Trust, 2.31s, 2008         3,250                3,263,406
    J.P. Morgan Commercial Mortgage Finance Corp., 8.212s, 2010           3,611                3,904,936
    J.P. Morgan Commercial Mortgage Finance Corp., 6.533s, 2030           1,250                1,313,684
    MBNA Master Credit Card Trust II, 5.25s, 2006                         1,000                1,019,370
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                   2,790                2,869,979
    MFN Automobile Receivables Trust, 5.07s, 2007#                        1,642                1,675,039
    Morgan Stanley Dean Witter Capital, 2.823s, 2013#                     1,999                1,998,700
    Morgan Stanley Dean Witter Capital, 3.393s, 2013#                     1,000                  998,147
    Morgan Stanley Dean Witter Capital, 6.01s, 2030                       1,007                1,042,903
    Nationslink Funding Corp., 1.115s, 2030                              43,147                1,521,960
    Pemex Finance Ltd., 5.72s, 2003                                       2,597                2,653,843
    Providian Home Equity Loan Trust, 2.14s, 2025                           459                  457,103
    Providian Master Trust, 6.25s, 2007                                   2,480                2,513,306
    PSE&G Transition Funding LLC, 5.74s, 2007                             3,395                3,520,801
    Residential Asset Security Corp., 5.345s, 2020                        3,225                3,283,658
    Residential Asset Security Corp., 7.735s, 2025                          947                  975,301
    Residential Asset Security Corp., 5.35s, 2026                         1,500                1,521,992
    Starwood Asset Receivables Trust, 2.15s, 2022                           255                  255,394
    Student Loan Trust, 2.422s, 2009                                        948                  951,371
    TIAA-CREF Retail Commercial Mortgage Trust, 7.17s, 2032#              1,368                1,439,963
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                      1,590                1,619,521
    Washington Mutual, 5.088s, 2032                                       3,275                3,325,660
                                                                                            ------------
                                                                                            $ 98,203,345
--------------------------------------------------------------------------------------------------------
  Defense Electronics - 1.2%
    Raytheon Co., 6.45s, 2002                                           $ 3,700             $  3,733,929
    Raytheon Co., 5.7s, 2003                                              2,253                2,308,266
                                                                                            ------------
                                                                                            $  6,042,195
--------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.4%
    Seagull Energy Corp., 7.875s, 2003                                  $ 1,745             $  1,808,553
--------------------------------------------------------------------------------------------------------
  Energy - Integrated - 2.6%
    Amerada Hess Corp., 5.9s, 2006                                      $ 3,800             $  3,826,296
    Conoco Funding Co., 5.45s, 2006                                       3,240                3,261,092
    Phillips Petroleum Co., 8.5s, 2005                                    5,000                5,531,250
                                                                                            ------------
                                                                                            $ 12,618,638
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    AOL Time Warner Entertainment Co., 7.975s, 2004                     $ 4,695             $  4,935,572
    News America Holdings, Inc., 8.5s, 2005                               2,000                2,161,200
                                                                                            ------------
                                                                                            $  7,096,772
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.2%
    Countrywide Home Loans, Inc., 6.85s, 2004                           $ 4,807             $  5,064,511
    Countrywide Home Loans, Inc., 5.5s, 2006                                850                  851,011
    Ford Motor Credit Co., 5.75s, 2004                                    3,431                3,459,649
    Ford Motor Credit Co., 6.875s, 2006                                   3,375                3,415,669
    General Motors Acceptance Corp., 5.36s, 2004                          3,641                3,685,635
    General Motors Acceptance Corp., 6.125s, 2006                         7,425                7,506,898
    Household Finance Corp., 8s, 2005                                     4,020                4,296,978
    Household Finance Corp., 5.75s, 2007                                  2,200                2,175,866
                                                                                            ------------
                                                                                            $ 30,456,217
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.4%
    General Mills, Inc., 5.125s, 2007                                   $ 5,000             $  4,914,900
    Kellogg Co., 6s, 2006                                                 1,800                1,852,324
    Kraft Foods, Inc., 4.625s, 2006                                       2,745                2,694,382
    Tyson Foods, Inc., 6.625s, 2004#                                      2,221                2,290,784
                                                                                            ------------
                                                                                            $ 11,752,390
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Weyerhaeuser Co., 5.5s, 2005#                                       $ 4,000             $  4,050,320
--------------------------------------------------------------------------------------------------------
  Gaming - 0.3%
    MGM Grand, Inc., 6.95s, 2005                                        $ 1,250             $  1,250,225
--------------------------------------------------------------------------------------------------------
  Health Care - 2.1%
    HCA Healthcare Co., 7.125s, 2006                                    $ 3,875             $  4,014,422
    Healthsouth Corp., 6.875s, 2005                                       2,570                2,547,513
    Tenet Healthcare Corp., 5.375s, 2006                                  3,422                3,371,156
                                                                                            ------------
                                                                                            $  9,933,091
--------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    AIG SunAmerica, 7.4s, 2003#                                         $ 1,500             $  1,568,910
    AIG SunAmerica, 7.6s, 2005#                                             400                  435,204
    Metlife, Inc., 5.25s, 2006                                            1,000                  998,585
                                                                                            ------------
                                                                                            $  3,002,699
--------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 0.6%
    The St. Paul Companies, Inc., 5.75s, 2007                           $ 3,054             $  3,077,791
--------------------------------------------------------------------------------------------------------
  Machinery - 0.8%
    Ingersoll Rand Co., 5.75s, 2003                                     $ 4,040             $  4,120,719
--------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Valero Energy Corp., 6.125s, 2007                                   $ 2,000             $  2,025,260
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.1%
    Wyeth, 5.875s, 2004                                                 $ 4,335             $  4,515,379
    Wyeth, 7.9s, 2005                                                     1,000                1,092,300
                                                                                            ------------
                                                                                            $  5,607,679
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.7%
    WMX Technologies, Inc., 6.375s, 2003                                $ 3,341             $  3,415,571
--------------------------------------------------------------------------------------------------------
  Railroad - 0.9%
    Union Pacific Corp., 6.34s, 2003                                    $ 3,350             $  3,470,701
    Union Pacific Corp., 5.84s, 2004                                        800                  822,136
                                                                                            ------------
                                                                                            $  4,292,837
--------------------------------------------------------------------------------------------------------
  Real Estate - 1.1%
    EOP Operating Limited Partnership L.P., 7.375s, 2003                $ 3,628             $  3,783,024
    Simon Debartolo Group L.P., 6.75s, 2004                               1,535                1,558,440
                                                                                            ------------
                                                                                            $  5,341,464
--------------------------------------------------------------------------------------------------------
  Retail - 0.5%
    Golden Funding Corp., 2.36s, 2005                                   $ 2,500             $  2,498,625
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.1%
    AT&T Wireless Services, Inc., 7.35s, 2006                           $ 1,845             $  1,840,904
    Verizon Wireless Capital LLC, 5.375s, 2006#                           3,850                3,682,417
                                                                                            ------------
                                                                                            $  5,523,321
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 4.2%
    BellSouth Corp., 5s, 2006                                           $ 1,465             $  1,455,800
    Citizens Communications Co., 8.5s, 2006                               2,092                2,199,257
    GTE Corp., 9.1s, 2003                                                 4,535                4,773,541
    Sprint Capital Corp., 7.125s, 2006                                    3,040                2,953,664
    Telecomunica De Puerto Rico, 6.15s, 2002                              4,194                4,197,355
    United Telecommunications Co., 9.5s, 2003##                           2,566                2,573,133
    WorldCom, Inc., 7.55s, 2004                                           4,287                2,572,200
                                                                                            ------------
                                                                                            $ 20,724,950
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 7.2%
    Aid to Israel, 6.625s, 2003                                         $ 3,000             $  3,135,750
    Federal Home Loan Mortgage Corp., 6.375s, 2003                        3,000                3,150,000
    Federal Home Loan Mortgage Corp., 5.5s, 2014                          3,809                3,913,366
    Federal Home Loan Mortgage Corp., 7.07s, 2015                           188                  188,147
    Federal Home Loan Mortgage Corp., 5s, 2021                            3,629                3,677,955
    Federal National Mortgage Assn., 6.75s, 2003                          3,340                3,370,671
    Federal National Mortgage Assn., 4.25s, 2009                          2,000                2,002,812
    Federal National Mortgage Assn., 6.058s, 2011                           614                  636,725
    Federal National Mortgage Assn., 7s, 2015                             2,794                2,923,102
    Federal National Mortgage Assn., 7.5s, 2015                           2,661                2,813,365
    Government National Mortgage Assn., 7s, 2009 - 2010                      22                   23,422
    Government National Mortgage Assn., 7.5s, 2007 - 2011                 2,195                2,335,101
    Government National Mortgage Assn., 8.5s, 2003 - 2009                 1,378                1,462,690
    Government National Mortgage Assn., 12.5s, 2011                         158                  186,342
    U.S. Veteran Affairs Department, 6.5s, 2032                           4,946                5,062,981
                                                                                            ------------
                                                                                            $ 34,882,429
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.7%
    U.S. Treasury Bonds, 11.125s, 2003                                  $ 6,000             $  6,646,860
    U.S. Treasury Notes, 7.25s, 2004                                     10,450               11,266,354
                                                                                            ------------
                                                                                            $ 17,913,214
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 8.4%
    Allegheny Energy, Inc., 7.75s, 2005                                 $ 3,650             $  3,785,926
    Baltimore Gas & Electric Co., 6.75s, 2002                             3,264                3,338,961
    Dominion Resources, Inc., 7.6s, 2003                                  4,340                4,519,242
    DTE Energy Co., 6s, 2004                                              2,155                2,214,558
    Edison Mission Energy Funding Corp., 6.77s, 2003#                       742                  732,699
    Entergy Mississippi, Inc., 6.2s, 2004                                 1,603                1,643,556
    Midland Funding Corp., 10.33s, 2002                                     583                  587,253
    Narragansett Electric Co., 7.83s, 2002                                  786                  790,960
    Niagara Mohawk Power Corp., 5.375s, 2004                              2,830                2,848,508
    NiSource Finance Corp., 5.75s, 2003                                   2,410                2,384,936
    NiSource Finance Corp., 7.5s, 2003                                    2,930                2,921,181
    Northwestern Corp., 7.875s, 2007#                                     1,150                1,159,713
    Progress Energy, Inc., 6.05s, 2007                                    2,585                2,609,159
    PSE&G Power LLC, 6.875s, 2006                                         2,995                3,074,308
    Toledo Edison Co., 7.875s, 2004                                       2,800                2,942,772
    Virginia Electric & Power Corp., 5.375s, 2007                         1,250                1,245,550
    Wisconsin Energy Corp., 5.875s, 2006                                  4,035                4,092,620
                                                                                            ------------
                                                                                            $ 40,891,902
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Keyspan Corp., 6.15s, 2006                                          $ 2,160             $  2,217,434
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $397,225,200
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 14.7%
  Australia - 0.2%
    Medallion Trust, 2.21s, 2031 (Corporate Asset-Backed)               $ 1,120             $  1,121,772
--------------------------------------------------------------------------------------------------------
  Austria - 0.1%
    Oesterreich Kontrollbank, 5.5s, 2006 (Banks & Credit Cos.)          $   220             $    225,819
--------------------------------------------------------------------------------------------------------
  Canada - 3.0%
    Province of British Columbia, 4.625s, 2006 (Sovereign)              $ 1,500             $  1,484,967
    Province of Manitoba, 4.25s, 2006 (Sovereign)                         1,000                  974,602
    Province of Ontario, 7.375s, 2003 (Sovereign)                         7,580                7,844,087
    Province of Quebec, 8.8s, 2003 (Sovereign)                            4,136                4,374,689
                                                                                            ------------
                                                                                            $ 14,678,345
--------------------------------------------------------------------------------------------------------
  Chile - 0.5%
    Empresa Elec Guacolda S.A., 7.95s, 2003 (Utilities - Electric)#     $ 1,000             $    997,500
    Enersis S.A., 6.6s, 2026 (Utilities - Electric)                       1,550                1,564,167
                                                                                            ------------
                                                                                            $  2,561,667
--------------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Kansallis-Osake, 10s, 2002 (Banks & Credit Cos.)                    $   776             $    776,124
    Merita Bank Ltd., 7.15s, 2049 (Banks & Credit Cos.)#                  3,000                3,046,620
                                                                                            ------------
                                                                                            $  3,822,744
--------------------------------------------------------------------------------------------------------
  France - 1.5%
    France Telecom S.A., 7.2s, 2006 (Telecom - Wireline)                $ 3,861             $  3,928,761
    Socgen Real Estate Co., 7.64s, 2049 (Banks & Credit Cos.)#            2,230                2,329,458
    Societe Generale, 9.875s, 2003 (Banks & Credit Cos.)                  1,038                1,121,601
                                                                                            ------------
                                                                                            $  7,379,820
--------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Bayerische Landesbank, 7.875s, 2004 (Banks & Credit Cos.)           $ 4,945             $  5,336,798
    KFW International Finance, Inc., 9.4s, 2004 (Banks & Credit Cos.)     1,675                1,855,984
    KFW International Finance, Inc., 4.25s, 2005 (Banks & Credit Cos.)      225                  225,940
    KFW International Finance, Inc., 4.75s, 2007 (Banks & Credit Cos.)    2,000                1,979,960
    Landwirtschaft Rentenbank, 4.5s, 2006 (Banks & Credit Cos.)           1,000                  981,776
                                                                                            ------------
                                                                                            $ 10,380,458
--------------------------------------------------------------------------------------------------------
  Iceland - 0.4%
    Republic of Iceland, 6.125s, 2004 (Sovereign)                       $ 1,942             $  2,018,204
--------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)#                   $ 1,763             $  1,948,115
--------------------------------------------------------------------------------------------------------
  New Zealand - 0.5%
    New Zealand Government, 10.625s, 2005 (Sovereign)                   $ 2,146             $  2,559,684
--------------------------------------------------------------------------------------------------------
  Norway - 1.0%
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)#            $ 4,839             $  4,973,766
--------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Export-Import Bank Korea, 7.1s, 2007 (Banks & Credit Cos.)          $ 1,471             $  1,569,523
--------------------------------------------------------------------------------------------------------
  Sweden - 0.6%
    Spintab AB, 6.8s, 2049 (Banks & Credit Cos.)#                       $ 2,570             $  2,601,526
--------------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    British Telecom PLC, 3.295s, 2003 (Telecom - Wireline)              $ 3,453             $  3,458,963
    Diageo PLC, 7.125s, 2004 (Beverage)                                   2,923                3,125,535
    Hanson PLC, 7.375s, 2003 (Building Materials)                         1,183                1,216,739
    Rolls Royce Capital, 7.125s, 2003 (Aerospace)                         3,125                3,266,369
    Royal Bank Scotland, 8.817s, 2049 (Banks & Credit Cos.)               4,540                4,928,715
                                                                                            ------------
                                                                                            $ 15,996,321
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 71,837,764
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $464,266,923)                                                 $469,062,964
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.5%
--------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 4/30/02, due 5/01/02, total to
      be received $12,117,623 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account),
      at Cost                                                           $12,117             $ 12,117,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $476,383,923)                                           $481,179,964

Other Assets, Less Liabilities - 1.4%                                                          6,977,246
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $488,157,210
--------------------------------------------------------------------------------------------------------

Portfolio footnotes:

 # SEC Rule 144A restriction.
## Security segregated as collateral for an open futures contract.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
APRIL 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $476,383,923)            $481,179,964
  Cash                                                                  768,910
  Receivable for investments sold                                        42,263
  Receivable for fund shares sold                                     2,753,783
  Interest receivable                                                 6,870,802
  Other assets                                                            2,282
                                                                   ------------
      Total assets                                                 $491,618,004
                                                                   ------------
Liabilities:
  Distributions payable                                            $  1,978,372
  Payable for daily variation margin on open future
    contracts                                                             7,828
  Payable for fund shares reacquired                                  1,168,996
  Payable to affiliates -
    Management fee                                                        4,674
    Shareholder servicing agent fee                                       1,335
    Distribution and service fee                                        123,990
    Administrative fee                                                      234
  Accrued expenses and other liabilities                                175,365
                                                                   ------------
      Total liabilities                                            $  3,460,794
                                                                   ------------
Net assets                                                         $488,157,210
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $504,035,672
  Unrealized appreciation on investments                              4,722,684
  Accumulated net realized loss on investments                      (20,016,069)
  Accumulated distributions in excess of net investment
    income                                                             (585,077)
                                                                   ------------
      Total                                                        $488,157,210
                                                                   ============
Shares of beneficial interest outstanding                           71,444,986
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $293,434,636 / 42,895,240 shares of
    beneficial interest outstanding)                                  $6.84
                                                                      =====
  Offering price per share (100 / 97.5 of net asset value
    per share)                                                        $7.02
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $120,535,136 / 17,692,597 shares of
    beneficial interest outstanding)                                  $6.81
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $72,888,439 / 10,666,641 shares of
    beneficial interest outstanding)                                  $6.83
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,298,999 / 190,508 shares of
    beneficial interest outstanding)                                  $6.82
                                                                      =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 22,518,035
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,544,298
    Trustees' compensation                                               23,605
    Shareholder servicing agent fee                                     385,922
    Distribution and service fee (Class A)                              362,386
    Distribution and service fee (Class B)                              912,899
    Distribution and service fee (Class C)                              453,876
    Administrative fee                                                   42,539
    Custodian fee                                                       189,131
    Printing                                                             86,430
    Postage                                                              48,439
    Auditing fees                                                        34,635
    Legal fees                                                           14,857
    Miscellaneous                                                       340,283
                                                                   ------------
      Total expenses                                               $  4,439,300
    Fees paid indirectly                                                (38,336)
    Reduction of expenses by investment adviser                        (193,572)
                                                                   ------------
      Net expenses                                                 $  4,207,392
                                                                   ------------
        Net investment income                                      $ 18,310,643
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $   (896,497)
    Futures contracts                                                  (213,546)
                                                                   ------------
      Net realized loss on investments                             $ (1,110,043)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $    843,057
    Futures contracts                                                    51,782
                                                                   ------------
      Net unrealized gain on investments                           $    894,839
                                                                   ------------
        Net realized and unrealized loss on investments            $   (215,204)
                                                                   ------------
          Increase in net assets from operations                   $ 18,095,439
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                     2002                       2001
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $ 18,310,643               $ 16,361,202
  Net realized loss on investments                                 (1,110,043)                (1,470,389)
  Net unrealized gain on investments                                  894,839                  7,227,748
                                                                 ------------               ------------
    Increase in net assets from operations                       $ 18,095,439               $ 22,118,561
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(12,096,901)              $(10,977,907)
  From net investment income (Class B)                             (4,238,980)                (4,104,412)
  From net investment income (Class C)                             (1,913,746)                (1,227,948)
  From net investment income (Class I)                                (61,016)                   (50,935)
  In excess of net investment income (Class A)                     (1,657,719)                   (42,928)
  In excess of net investment income (Class B)                       (580,896)                   (16,050)
  In excess of net investment income (Class C)                       (262,253)                    (4,802)
  In excess of net investment income (Class I)                         (8,361)                      (199)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(20,819,872)              $(16,425,181)
                                                                 ------------               ------------
Net increase in net assets from fund share transactions          $177,060,417               $123,651,625
                                                                 ------------               ------------
    Total increase in net assets                                 $174,335,984               $129,345,005
Net assets:
  At beginning of period                                          313,821,226                184,476,221
                                                                 ------------               ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $585,077 and
    $306,951, respectively)                                      $488,157,210               $313,821,226
                                                                 ============               ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                 2002                2001               2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 6.86              $ 6.66             $ 6.87         $ 6.99         $ 7.04
                                                   ------              ------             ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                         $ 0.34              $ 0.42             $ 0.40         $ 0.43         $ 0.48
  Net realized and unrealized gain (loss)
    on investments                                   0.03                0.20              (0.22)         (0.14)         (0.07)
                                                   ------              ------             ------         ------         ------
      Total from investment operations             $ 0.37              $ 0.62             $ 0.18         $ 0.29         $ 0.41
                                                   ------              ------             ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                       $(0.34)             $(0.42)            $(0.39)        $(0.41)        $(0.46)
  In excess of net investment income                (0.05)              (0.00)+             --             --             --
                                                   ------              ------             ------         ------         ------
      Total distributions declared to
        shareholders                               $(0.39)             $(0.42)            $(0.39)        $(0.41)        $(0.46)
                                                   ------              ------             ------         ------         ------
Net asset value - end of period                    $ 6.84              $ 6.86             $ 6.66         $ 6.87         $ 6.99
                                                   ======              ======             ======         ======         ======
Total return(+)                                      5.52%               9.57%              2.71%          4.26%          5.97%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                         0.80%               0.82%              0.86%          0.84%          0.89%
  Net investment income(S)(S)                        5.02%               6.20%              5.87%          6.14%          6.70%
Portfolio turnover                                     53%                 58%                74%           278%           288%
Net assets at end of period (000 Omitted)        $293,435            $209,687           $115,752       $134,086        $95,342

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                $ 0.34              $ 0.42               --             --           $ 0.48
        Ratios (to average net assets):
          Expenses##                                 0.85%               0.85%              --             --             0.87%
          Net investment income(S)(S)                4.97%               6.17%              --             --             6.72%

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                   2002               2001              2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 6.83             $ 6.64            $ 6.85         $ 6.97         $ 7.03
                                                     ------             ------            ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                           $ 0.29             $ 0.37            $ 0.34         $ 0.38         $ 0.41
  Net realized and unrealized gain (loss) on
    investments                                        0.03               0.19             (0.21)         (0.14)         (0.07)
                                                     ------             ------            ------         ------         ------
      Total from investment operations               $ 0.32             $ 0.56            $ 0.13         $ 0.24         $ 0.34
                                                     ------             ------            ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                         $(0.29)            $(0.37)           $(0.34)        $(0.36)        $(0.40)
  In excess of net investment income                  (0.05)             (0.00)+            --             --             --
                                                     ------             ------            ------         ------         ------
      Total distributions declared to
        shareholders                                 $(0.34)            $(0.37)           $(0.34)        $(0.36)        $(0.40)
                                                     ------             ------            ------         ------         ------
Net asset value - end of period                      $ 6.81             $ 6.83            $ 6.64         $ 6.85         $ 6.97
                                                     ======             ======            ======         ======         ======
Total return                                           4.73%              8.61%             1.91%          3.48%          4.98%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                           1.58%              1.59%             1.65%          1.61%          1.70%
  Net investment income(S)(S)                          4.25%              5.41%             5.09%          5.33%          5.80%
Portfolio turnover                                       53%                58%               74%           278%           288%
Net assets at end of period (000 Omitted)          $120,535            $77,012           $45,214        $52,883        $39,229

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                  $ 0.29             $ 0.37              --             --           $ 0.41
        Ratios (to average net assets):
          Expenses##                                   1.63%              1.63%             --             --             1.68%
          Net investment income(S)(S)                  4.20%              5.37%             --             --             5.82%

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                    2002               2001             2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 6.85             $ 6.66           $ 6.86         $ 6.99         $ 7.05
                                                      ------             ------           ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                            $ 0.28             $ 0.36           $ 0.34         $ 0.36         $ 0.41
  Net realized and unrealized gain (loss) on
    investments                                         0.03               0.19            (0.21)         (0.14)         (0.07)
                                                      ------             ------           ------         ------         ------
      Total from investment operations                $ 0.31             $ 0.55           $ 0.13         $ 0.22         $ 0.34
                                                      ------             ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.28)            $(0.36)          $(0.33)        $(0.35)        $(0.40)
  In excess of net investment income                   (0.05)             (0.00)+           --             --             --
                                                      ------             ------           ------         ------         ------
      Total distributions declared to
        shareholders                                  $(0.33)            $(0.36)          $(0.33)        $(0.35)        $(0.40)
                                                      ------             ------           ------         ------         ------
Net asset value - end of period                       $ 6.83             $ 6.85           $ 6.66         $ 6.86         $ 6.99
                                                      ======             ======           ======         ======         ======
Total return                                            4.64%              8.50%            1.99%          3.23%          4.94%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            1.65%              1.67%            1.71%          1.69%          1.74%
  Net investment income(S)(S)                           4.12%              5.33%            5.03%          5.19%          5.76%
Portfolio turnover                                        53%                58%              74%           278%           288%
Net assets at end of period (000 Omitted)            $72,888            $26,233          $22,825        $24,228        $20,131

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                   $ 0.27             $ 0.36             --             --           $ 0.41
        Ratios (to average net assets):
          Expenses##                                    1.70%              1.70%            --             --             1.72%
          Net investment income(S)(S)                   4.07%              5.30%            --             --             5.78%

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                    2002               2001             2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $ 6.84             $ 6.65           $ 6.85         $ 6.98         $ 7.04
                                                      ------             ------           ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                            $ 0.35             $ 0.42           $ 0.42         $ 0.43         $ 0.48
  Net realized and unrealized gain (loss) on
    investments                                         0.03               0.20            (0.22)         (0.14)         (0.07)
                                                      ------             ------           ------         ------         ------
      Total from investment operations                $ 0.38             $ 0.62           $ 0.20         $ 0.29         $ 0.41
                                                      ------             ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.35)            $(0.43)          $(0.40)        $(0.42)        $(0.47)
  In excess of net investment income                   (0.05)             (0.00)+           --             --             --
                                                      ------             ------           ------         ------         ------
      Total distributions declared to
        shareholders                                  $(0.40)            $(0.43)          $(0.40)        $(0.42)        $(0.47)
                                                      ------             ------           ------         ------         ------
Net asset value - end of period                       $ 6.82             $ 6.84           $ 6.65         $ 6.85         $ 6.98
                                                      ======             ======           ======         ======         ======
Total return                                            5.70%              9.60%            3.02%          4.28%          5.98%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            0.65%              0.67%            0.71%          0.69%          0.74%
  Net investment income(S)(S)                           5.17%              6.32%            6.00%          6.21%          6.75%
Portfolio turnover                                        53%                58%              74%           278%           288%
Net assets at end of period
  (000 Omitted)                                       $1,299               $888             $684         $1,459         $1,466

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                   $ 0.35             $ 0.42             --             --           $ 0.49
        Ratios (to average net assets):
          Expenses##                                    0.70%              0.70%            --             --             0.72%
          Net investment income(S)(S)                   5.12%              6.29%            --             --             6.77%

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       April 30, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, deritivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities. The tax character of distributions declared for the years ended April 30, 2002 and April 30, 2001 was as follows:

                                              APRIL 30, 2002    APRIL 30, 2001
------------------------------------------------------------------------------
Distributions declared from ordinary income      $20,819,872       $16,425,181

During the year ended April 30, 2002, accumulated undistributed net investment loss decreased by $2,231,103, accumulated net realized loss on investments increased by $3,033,949, and paid-in capital increased by $802,846 due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income               $   1,432,292
          Capital loss carryforward                     (14,488,782)
          Unrealized gain                                 1,337,002
          Other temporary differences                    (4,158,974)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration:

          EXPIRATION DATE
          ----------------------------------------------------------
          April 30, 2003                                $(3,619,464)
          April 30, 2005                                 (2,906,238)
          April 30, 2006                                 (1,767,089)
          April 30, 2007                                 (4,524,994)
          April 30, 2008                                 (4,772,473)
          April 30, 2009                                 (2,874,797)
                                                       ------------
            Total                                      $(20,465,055)
                                                       ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the fund's unfunded defined benefit plan was converted into a retirement benefit deferral plan for active Trustees. Certain Trustees participate in this plan, under which the trust's pension liability fluctuates with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $74,415 for the year ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,948 for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will be implemented on such dates as the Trustees of the trust may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,259 and $1,177 for Class B and Class C shares, respectively, for the year ended April 30, 2002. Fees incurred under the distribution plan during the year ended April 30, 2002, were 0.93% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid upon the sale of Class B shares in the first year, the Class B service fee is 0.15% per annum and may increase to a maximum of 0.25% per annum on such dates as the Trustees of the trust may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2002, were $122,272, $220,869, and $28,596 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                    PURCHASES           SALES
-----------------------------------------------------------------------------
U.S. government securities                       $ 70,708,256    $ 54,063,649
                                                 ------------    ------------
Investments (non-U.S. government securities)     $304,328,638    $145,797,786
                                                 ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $479,842,962
                                                                 ------------
Gross unrealized appreciation                                    $  5,971,694
Gross unrealized depreciation                                      (4,634,692)
                                                                 ------------
    Net unrealized appreciation                                  $  1,337,002
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED APRIL 30, 2002             YEAR ENDED APRIL 30, 2001
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          27,502,162       $ 189,860,525        56,901,620       $ 386,447,810
Shares issued to shareholders
  in reinvestment of distributions    1,421,864           9,826,145         1,181,170           8,005,315
Shares reacquired                   (16,599,074)       (114,565,192)      (44,880,956)       (304,251,696)
                                    -----------       -------------       -----------       -------------
    Net increase                     12,324,952       $  85,121,478        13,201,834       $  90,201,429
                                    ===========       =============       ===========       =============

Class B shares
                                          YEAR ENDED APRIL 30, 2002             YEAR ENDED APRIL 30, 2001
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          12,593,229       $  86,746,812        11,034,722       $  74,552,293
Shares issued to shareholders
  in reinvestment of distributions      472,179           3,251,324           418,213           2,821,678
Shares reacquired                    (6,644,490)        (45,711,107)       (6,989,259)        (47,099,273)
                                    -----------       -------------       -----------       -------------
    Net increase                      6,420,918       $  44,287,029         4,463,676       $  30,274,698
                                    ===========       =============       ===========       =============

Class C shares
                                          YEAR ENDED APRIL 30, 2002             YEAR ENDED APRIL 30, 2001
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          10,930,233       $  75,441,901         1,922,219       $  13,236,082
Shares issued to shareholders
  in reinvestment of distributions      159,372           1,100,803            97,797             661,885
Shares reacquired                    (4,250,869)        (29,306,019)       (1,619,165)        (10,910,611)
                                    -----------       -------------       -----------       -------------
    Net increase                      6,838,736       $  47,236,685           400,851       $   2,987,356
                                    ===========       =============       ===========       =============

Class I shares
                                          YEAR ENDED APRIL 30, 2002             YEAR ENDED APRIL 30, 2001
                                    -------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             174,956       $   1,211,619            23,176       $     162,958
Shares issued to shareholders
  in reinvestment of distributions        9,012              62,173             7,559              51,082
Shares reacquired                      (123,350)           (858,567)           (3,798)            (25,898)
                                    -----------       -------------       -----------       -------------
    Net increase                         60,618       $     415,225            26,937       $     188,142
                                    ===========       =============       ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2002, was $3,896. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                   UNREALIZED
DESCRIPTION                    EXPIRATION   CONTRACTS   POSITION   DEPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Notes 5-Year
  Futures                       June 2002        167      Short     $(73,357)
                                                                    ---------

At April 30, 2002, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,372,032 reduction in cost of securities and a corresponding $1,372,032 increase in net unrealized appreciation, based on securities held by the fund on May 1, 2001.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $2,220,843, increase net unrealized appreciation by $2,083,408, and decrease net realized losses by $137,435. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series constituting MFS Series Trust IX), as of April 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years ended in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Limited Maturity Fund at April 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 6, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) LIMITED MATURITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
James J. Calmas+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) LIMITED MATURITY FUND                                 -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                              MLM-2  06/02  34M  36/236/336/836